                                                                  Exhibit 10.87


                          [CONFIDENTIAL TREATMENT REQUESTED]

[Certain confidential information has been omitted from the Agreement and filed separately with the Securities and Exchange Commission pursuant to a request by Registrant for confidential treatment pursuant to Rule 24b-2. The omitted confidential information has been identified by the following statement:
"CONFIDENTIAL TREATMENT REQUESTED".]


                              ROYALTY PROJECTS AGREEMENT


This Agreement is entered into as of January 4, 1995 by and between CIBA CORNING DIAGNOSTICS CORP., a Delaware corporation having its principal place of business at 63 North Street, Medfield, MA 02052 U.S.A. (hereinafter "CCD"), and CIBA-GEIGY Limited, a Swiss corporation having its principal place of business at Klybeckstrasse 141, CH-4002 Basel, Switzerland (hereinafter Ciba).

WHEREAS, Ciba's Corporate Research Units ("CRU") conduct research projects determined to have strategic benefit to Ciba;

WHEREAS, CCD wishes to evaluate such projects in order to identify whether they have strategic potential for its own business in Diagnostics (as such term is defined in Article 1.3 of this Agreement) and to obtain rights to exploit results of such projects against compensation to Ciba in the form of royalties and/or fees;

WHEREAS, Ciba is willing to make available results of certain projects for exploitation in the field of Diagnostics by CCD against compensation in the form of royalties and/or fees, under certain general conditions and project-specific agreements, such projects being referred to herein as "Royalty Projects";

NOW, THEREFORE, in consideration of the premises and covenants, terms and conditions set forth herein, Ciba and CCD agree as follows:

1.  SCOPE OF THE AGREEMENT; DEFINITIONS

    1.1 This Agreement governs the general procedures and terms to be applied for Royalty Projects to be conducted by CRU for use by CCD in Diagnostics upon mutual agreement by the two parties from time to time.

    1.2 Projects started prior to January 4, 1995 and agreed by the parties during the Steering Committee Meeting of April 27, 1995 to be continued shall be considered Royalty Projects. These projects and their agreed-upon specific terms are described in Attachments A and B to this

         Agreement. Costs incurred by Ciba for such Royalty Projects prior to January 4, 1995 shall be considered as having been remunerated by the acquisition of CCD by Chiron Corporation.

    1.3  As used in this Agreement

         (a) "Affiliate(s)" shall mean a corporation or any other business entity, in whatever country organized, which, directly or indirectly, controls, is controlled by or is under common control with Ciba or CCD, as the case may be. For this purpose, control shall mean the ownership of 50% or more of the issued share capital or the legal power to direct or cause the direction of the general management and policies of the party in question. In the case of CCD, "Affiliates" shall also include Ciba Corning Diagnostics de Mexico S.A., so long as CCD continues to own at least 49% of the voting stock of that corporation.

         (b)  "CCD License Option" shall have the meaning specified in Article
              4.4 hereof.

         (c) "Designated Country" means Germany, France, Italy, the United Kingdom of Great Britain and Northern Ireland, Japan or the United States of America.

         (d) "Diagnostics" shall mean the development, manufacture, use and sale of processes, materials, supplies and equipment for the diagnosis of human and veterinary health.

         (e) "License Maintenance Fee" means the fee payable by CCD in accordance with Article 5.6.

         (f) "Licensed Patents" means any and all letters patent, by whatever country issued, now or hereafter issued to Ciba and licensed to CCD in accordance with the provisions of this Agreement.


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

         (g) "Net Sales" shall mean the gross sales of Royalty Products by CCD, its Affiliates or sublicensees to third parties, less trade, cash or volume discounts, returns and allowances, charges for freight handling and transportation, sales and use taxes and other similar taxes incurred, and royalties payable by CCD or such Affiliate or sublicensee to third parties with respect to such products, as determined in accordance with CCD's standard accounting methods and recognized accounting principles. Where a Royalty Product is sold in combination with a product which is not a Royalty Product, Net Sales shall include only the revenues allocable to the Royalty Product as determined in accordance with CCD's standard accounting methods and recognized accounting principles. Where a product consists of a combination of different groups of components, each used for the measurement of a different analyte, the components for measurement of each particular analyte shall be considered as a separate product in determining whether such components constitute a Royalty Product, and the revenue attributable to such a group of components shall be determined by dividing the revenue for the entire product by the number of different analytes which can be measured thereby. Where a Royalty Product is used by CCD or one of its Affiliates or sublicensees to provide a service to a third party, the Net Sales attributable to such Royalty Product shall be determined based on the amount that would have been charged for sale of a similar volume of such Royalty Product to a non-affiliated third party in an arms'-length transaction.

         (h) "Royalty Product" shall mean either a "Patent-Protected Royalty Product" or an "Unprotected Royalty Product."
               "Patent-Protected Royalty Product" shall mean a product the sale or use of which is covered by a valid claim of an unexpired Licensed Patent. "Unprotected Royalty Product" means a product the sale or use of which would be covered by a valid claim of an unexpired Licensed Patent if such product were sold or used in a Designated Country, but which is not covered by a valid claim of a Licensed Patent in the country in which such product is actually sold or in the country in which such product is actually used.

         (i) "Strategic Exit Fee" shall mean, as to any Royalty Project, the amount specified in Attachment B hereto as the fee to be paid to Ciba by CCD if CCD, after exercising the CCD License Option with respect to such Royalty Project, abandons development of the technology resulting from such Royalty Project prior to commercial launch of a product incorporating such technology, for reasons other than lack of technical success.

         (j)  "Technical Exit Fee" shall mean, as to any Royalty Project, the
               amount specified in   Attachment B hereto as the fee to be
               paid to Ciba by CCD if CCD, after exercising the CCD License Option with respect to such Royalty Project, abandons development of the technology resulting from such Royalty Project prior to commercial launch of a product incorporating such technology, due to lack of technical success in such development.

         (k)  "Technology Delivery Date" shall have the meaning specified in
               Article 5.1 hereof.

         (l) "Technology Transfer Criteria" shall mean, as to any Royalty Project, the technical criteria specified in Attachment A hereto to be satisfied through Ciba's research program prior to transfer of the technology resulting from such Royalty Project to CCD for further development into commercial products.

         (m) "Technology Transfer Date" shall mean, as to any Royalty Project, the date established as such pursuant to Article 5.2 hereof.


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

2.  IDENTIFICATION OF ROYALTY PROJECTS

    2.1 Ciba shall inform CCD periodically (at least once a year) in the form of an overview (in writing) about CRU projects and technology possibly of strategic interest to CCD.

    2.2 CCD likewise shall inform Ciba periodically (at least once a year, preferably during the project management meetings provided for in
         Article 3.2 hereof) in the form of an overview (in writing) about its projects, technology, and technical problems which CCD considers possibly relevant for CRU projects and of interest to Ciba.

    2.3 In order to understand each other's positions, the parties shall meet to discuss the projects contained in the overviews and to exchange opinions on technology of mutual interest. In preparation for such meetings, documentation and data in sufficient detail shall be exchanged at least three weeks before the meetings. Minutes, including recommendations regarding Royalty Projects, shall be written and approved by the parties within three weeks after the meetings.

    2.4 If a CRU project is of interest to CCD and Ciba is willing to consider CCD's objectives to be included into the framework of such project, the parties shall negotiate in good faith with respect to the terms on which such project could become a Royalty Project under this Agreement. In such cases, the parties shall endeavor to agree within three months on the specific details for such project to be included in Attachments A and B. The specific details shall include: research objectives, scope of applications, expected Technology Transfer Date, present status and technical milestones, project management structure, Technology Transfer Criteria, intellectual property of each party to be made available for use in the Royalty Project and third party intellectual property to be acquired (to the extent need for such intellectual property is known to either part), amounts of the Strategic Exit Fee and the Technical Exit Fee and the royalty rates applicable to products resulting from such Royalty Project.

    2.5 In case Ciba is not willing to consider a project to become a Royalty Project, CCD may propose such project to become a Project under the CRU Research-Funding Agreement of even date herewith.

    2.6 Both parties shall inform each other in writing, as promptly as may be reasonably practicable, on projects and technologies of potential mutual interest outside of the periodic information procedure provided for in Articles 2.1 through 2.3, in order not to lose time for the exploitation of the potential of such projects and technologies.

3.  PROJECT MANAGEMENT

    3.1 Ciba shall perform its research work for Royalty Projects in such a manner as to give due consideration to CCD's interests.

    3.2 Ciba shall inform CCD periodically (at least twice a year) during project management meetings on the progress and status of the Royalty Projects. Ciba shall also inform CCD in writing, without delay, about changes needed in Royalty Projects which may be necessary due to scientific reasons or other unexpected circumstances. The parties shall discuss and agree on any changes needed in Attachment A during the course of the Royalty Projects.

    3.3 Ciba shall inform CCD in writing as promptly as is practicable about contemplated strategic redirection of Ciba's interest in such projects which may have an impact on CCD's interest in having a project remain a Royalty Project as well as about the contemplated termination of a Royalty Project. Work for CCD's purposes under a Royalty Project shall continue, however, for at least six (6) months after Ciba has decided and informed CCD in writing of such decision to redirect or terminate such project.

    3.4 In cases where a Royalty Project has been redirected by Ciba, CCD shall have the option either to terminate such a project as a Royalty Project or to propose amendments to Attachments A and B for such redirected project to continue as a Royalty Project. The parties shall negotiate in good faith with respect to any such proposed amendments and shall endeavor to reach agreement thereon within three
         (3) months. If the parties are unable to reach agreement on such amendments, such project shall terminate as a Royalty Project at the end of the six-month period specified in Article 3.3.

    3.5 CCD shall inform Ciba in writing as promptly as is practicable if CCD wishes at any time to terminate a Royalty Project.

    3.6 CCD may request a re-direction of a Royalty Project. In such cases the parties will negotiate in good faith revised Attachments A and B with respect to such Royalty Project. Unless new terms shall be negotiated within three (3) months, the Royalty Project in question shall be terminated.

    3.7 In case Ciba's work on a Royalty Project is terminated before the Technology Transfer Date, CCD - at its option - may request to acquire rights to the technology and know-how so far developed by Ciba for use in Diagnostics. In such a case the parties will negotiate in good faith the terms for such grant of rights, taking into account (a) the original terms of this Agreement applicable to such Royalty Project upon completion by Ciba of all work necessary to satisfy the Technology Transfer Criteria and (b) an appropriate reduction of CCD's cost to take into account the stage of completion of such Royalty Project at the time of termination of Ciba's work and the work remaining to satisfy the Technology Transfer Criteria. CCD may thereafter complete the project by itself or propose a project under the CRU Research Funding Agreement. Ciba shall not unreasonably refuse to continue technical support for a terminated Royalty Project on a funded basis under the CRU Research Funding Agreement for such period as may be reasonably necessary for CCD to develop internal resources to take over such work.

4.  TREATMENT OF INTELLECTUAL PROPERTY RIGHTS

    4.1 Any and all intellectual property, including, but not limited to, patents, trade secrets and copyrights, that has been, is or will be generated, developed or created by Ciba within the scope of Royalty Projects shall be the property of Ciba, provided that any invention made jointly by one or more employees of Ciba and one or more employees of CCD shall be the joint property of Ciba and CCD.

    4.2 Subject to any licenses granted under Article 3.7 or Article 4.4, Ciba shall be free to exploit any and all intellectual property as described under Article 4.1 for its own businesses.

    4.3 Intellectual property rights, whether protected by patent or not, that are now or hereafter jointly owned by CCD and Ciba shall be freely used by either co-owner, unless the parties hereafter agree that one party's rights to a specified invention shall be exclusive in a specified field or fields. Royalties and license fees received by either party from the licensing of jointly-owned patents to third parties shall be shared equally between the parties.

    4.4 Ciba grants CCD an option for a license (the "CCD License Option") to all Ciba intellectual property, whether patented or not, which shall be granted for exclusive worldwide use (unless a non-exclusive license is agreed to at the start of such Royalty Project), with the right to grant sublicenses, in Diagnostics, within the scope of each Royalty Project set forth in Attachment A, including without limitation the patents and patent applications described in Attachment A. For each Royalty Project the terms of such license shall be as set, forth in Attachment B and the other provisions of this Agreement. The CCD License Option for each Royalty Project shall remain valid for twelve
         (12) months after the Technology Transfer Date for such Royalty
         Project.

    4.5 If CCD intends to distribute a Royalty Product for veterinary health through a third party, Ciba shall have the right of first negotiation to distribute such product, for a period of six months after receipt of notice from CCD of CCD's wish to negotiate a distribution agreement for such product.

    4.6 In case CCD does not exercise the CCD License Option with respect to a Royalty Project, Ciba shall be free to exploit its intellectual property resulting from such Royalty Project for commercialization in Diagnostics. In such a case Ciba will remunerate CCD out of income from the commercialization of the Royalty Project in Diagnostics for relevant contributions made by CCD in guiding the direction of Ciba's research for the Royalty Project. The parties will negotiate in good faith such remuneration prior to commercialization by Ciba or their sublicensees. In addition, if after the Technology Delivery Date with respect to a Royalty Project, CCD invents any improvements to the Ciba technology resulting from such Royalty Project, upon CCD's failure to exercise the CCD License Option CCD shall grant Ciba a non-exclusive license to practice such CCD inventions, with the right to grant sublicenses in connection with commercialization of the Ciba technology by a third party. If Ciba or an affiliate commercializes the technology resulting from such Royalty Project and makes use of the CCD inventions, CCD shall be paid a reasonable royalty to be negotiated by the parties in good faith. If Ciba licenses its technology resulting from such Royalty Project together with CCD inventions to a third party upon terms more favorable to Ciba than the terms set forth in Attachment B with respect to such Royalty Project, Ciba's revenue resulting from the difference between such improved terms and the terms as set forth in Attachment B shall be shared equally between Ciba and CCD. Except as expressly provided in this
         Article 4.6, nothing herein shall require CCD to grant to Ciba a license under any CCD intellectual property in the field of Diagnostics.

    4.7  Ciba shall have the exclusive right and obligation:

         (a) to file at its cost and expense applications for letters patent on any patentable inventions made by Ciba in carrying out Royalty

              Projects, including their use in Diagnostics, in the United States of America and in each other PCT country in which CCD has an Affiliate, distributor or sales representative. Ciba shall consult with CCD regarding additional countries in which such patent applications should be filed. Should CCD wish to include additional countries where Ciba does not intend to file, CCD shall have the option to have assigned the patent rights in such countries and to file at its cost and expense patent applications in such countries.

         (b) to prosecute its pending and new patent applications and to respond to oppositions filed by third parties against the grant of letters patent for such applications.

         (c) to maintain in force its letters patent by duly filing all necessary papers and paying the fees required by the patent laws of the particular country in which such letters patent were granted.

         Ciba shall notify CCD in a timely manner of any decision to abandon a pending patent application or an issued patent licensed to CCD hereunder or for which CCD has an option for a license hereunder. Thereafter, CCD shall have the option to have assigned the respective patent rights and, at its cost and expense, to continue to prosecute patent applications or to keep the issued patents in force. Ciba shall have a non-exclusive, royalty-free license, with sublicensing rights, in fields of use other than Diagnostics, under all patents filed by or assigned to CCD hereunder.

    4.8 In cases where Ciba's intellectual property within the scope of a Royalty Project is licensed from a third party, Ciba shall undertake commercially reasonable efforts - as within its usual conduct of business - to secure sublicensing rights to CCD for use of such intellectual property in Diagnostics or to assist CCD in obtaining a direct license to such intellectual property for use in Diagnostics.


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

    4.9 It is understood that within the scope of a Royalty Project, Ciba shall make available to CCD for use in Diagnostics intellectual property, whether patented or not, which was generated or acquired by Ciba's CRU whether before or after the start of this Agreement or of any Royalty Project, provided that if Ciba is prohibited from making any such intellectual property available to CCD by any agreement with a third party entered into before the identification of such intellectual property as being needed by CCD hereunder, Ciba shall be required only to use commercially reasonable efforts to obtain the consent of such third party to the grant of a license to CCD. Intellectual property developed or acquired by a division or functional unit of Ciba independently of Ciba's CRU and without use of the results of any Royalty Project ("Ciba Non-CRU Intellectual Property") after January 4, 1995 may not be available for use by CCD hereunder if the management of the division or functional unit which developed or acquired such intellectual property determines that the financial or strategic business interests of such division or functional unit will be materially harmed by the inclusion of such intellectual property in the license hereunder. Ciba represents that the management of CRU is not aware at the date hereof of any Ciba Non-CRU Intellectual Property which is likely to be needed by CCD in connection with a Royalty Project, and Ciba agrees to notify CCD within thirty (30) days of the management of CRU becoming aware of any Ciba Non-CRU Intellectual Property that is relevant to the commercialization in Diagnostics of the results of a Royalty Project. The royalties specified in Attachment B hereto shall be the sole compensation to Ciba for the use by CCD of any and all Ciba intellectual property in connection with products resulting from a Royalty Project and shall be in lieu of, and not in addition to, any royalties payable under the 1985 Research Agreement.

    4.10 CCD shall grant Ciba a first right of negotiation, prior to CCD negotiating a license with any third party other than an Affiliate, to obtain a worldwide non-exclusive license, with no right to sublicense, for use outside Diagnostics of patented and non-patented intellectual


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         property related to Royalty Projects contributed or generated by CCD prior to or during the time that Ciba is actively involved in a Royalty Project and needed by Ciba in order to develop, make, have made, use and sell non-Diagnostics products incorporating Ciba's technology resulting from such Royalty Project, against an adequate royalty rate to be negotiated in good faith, provided that if CCD is prohibited from making any such intellectual property available to Ciba by any agreement with a third party entered into before the identification of such intellectual property as being needed by Ciba hereunder, CCD shall be required only to use commercially reasonable efforts to obtain the consent of such third party to the grant of a license to Ciba.

    4.11 In cases where CCD's intellectual property needed by Ciba for use in commercializing non-Diagnostics products resulting from Royalty Projects is licensed from a third party, CCD shall undertake commercially reasonable efforts - as within its usual conduct of business - to secure sublicensing rights to Ciba for use of such intellectual property outside Diagnostics or to assist Ciba in obtaining a direct license to such intellectual property for use outside Diagnostics.

5.  TECHNOLOGY TRANSFER AND COMMERCIALIZATION OF THE TECHNOLOGY

    5.1 When Ciba believes that the Technology Transfer Criteria have been met for any Royalty Project, Ciba shall so advise CCD in writing, and shall deliver to CCD with such notice all relevant documentation giving evidence of such fact, together with all information and materials resulting from such Royalty Project which are necessary for CCD to evaluate and further develop the technology resulting from such Royalty Project, the date of such delivery being referred to herein as the Technology Delivery Date.

    5.2 At the latest within two (2) months after the Technology Delivery Date, CCD shall notify Ciba in writing whether or not CCD agrees that the Technology Transfer Criteria are met. In case CCD is of the opinion that the Technology Transfer Criteria are not met, such notice shall be


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         accompanied by CCD's statement in writing on the rationale for its opinion and its position regarding whether the Royalty Project should be continued or terminated. If CCD agrees that the Technology Transfer Criteria have been met, the date of CCD's notice shall be the Technology Transfer Date.

    5.3 If CCD is of the opinion that the Technology Transfer Criteria with respect to a Royalty Project have not been met, Ciba at its option may either agree to continue the research phase (in which case the parties shall agree on the scope of the additional research work needed and the provisions of Articles 5.1 and 5.2 shall be applicable upon completion thereof) or inform CCD in writing that Ciba will terminate the Royalty Project (in which case Article 3.7 shall be applicable).

    5.4 Within one year from the Technology Transfer Date with respect to a Royalty Project, CCD shall exercise the CCD License Option by written notice to Ciba. If CCD does not so exercise the CCD License Option for a Royalty Project within such period, CCD shall have no further rights under this Agreement with respect to the Ciba intellectual property developed in the course of such Royalty Project.

    5.5 From and after the exercise of the CCD License Option with respect to a Royalty Project, CCD shall report yearly to Ciba on the progress of CCD's development program with respect to the technology resulting from such Royalty Project. At the time of exercise of the CCD License Option, CCD shall notify Ciba of the planned date for commercial launch of the product or products to be developed. At the conclusion of Stage II of the development plan, as defined in CCD's internal procedure designated the "Innovation Process" as in effect on the date hereof and which typically should occur within twenty-four months after the Technology Transfer Date, CCD shall notify Ciba in writing of any change in the planned commercial launch date. Thereafter, the planned commercial launch date may be revised as reasonably necessary due to technical difficulty in the development program.


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    5.6  If CCD fails to launch a commercial product using technology resulting from a Royalty Project by the planned launch date notified to Ciba at the end of Stage II of CCD's, development plan, as revised in accordance with the provisions of Article 5.5, CCD shall pay to Ciba, on each anniversary of such planned launch date until the actual commercial launch, the License Maintenance Fee specified in Attachment B with respect to such Royalty Project. Such License Maintenance Fee shall be fully creditable against royalties thereafter becoming due with respect to Royalty Products resulting from such Royalty Project, provided that such credit shall not be applied to more than fifty percent (50%) of any installment of such royalties.

    5.7 If, after CCD has exercised the CCD License Option with respect to a Royalty Project, CCD ceases to pursue development of a commercial product using the technology resulting from such Royalty Project, CCD shall pay to Ciba (a) if such cessation is the result of a lack of technical success in development, the Technical Exit Fee specified in Attachment B for such Royalty Project, or (b) if such cessation is for any other reason, the Strategic Exit Fee specified in Attachment B for such Royalty Project, and in either case CCD's license with respect to the technology resulting from such Royalty Project shall continue. If at any time CCD or a CCD Affiliate or sublicensee launches a commercial product using technology resulting from a Royalty Project with respect to which a Strategic Exit Fee or Technical Exit Fee has been paid, such fee shall be refunded.

    5.8 Notwithstanding the provisions of Article 5.7, if in connection with any Royalty Project, Ciba has not obtained patent protection in a Designated Country for the products under development by CCD, or if CCD has been unable to obtain a license to necessary third party technology on commercially reasonable terms, or if Ciba has been unable to obtain a consent of a third party required to license necessary Ciba technology to CCD or a consent of a Ciba division's or functional unit's management to license Ciba Non-CRU Intellectual Property to


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

    CCD, no Strategic Exit Fee or Technical Exit Fee shall be payable by CCD in the event of cessation of its development program.

6.  PAYMENT OF ROYALTIES

    6.1 CCD shall pay to Ciba a royalty on the Net Sales of Royalty Products sold to third parties by CCD and its Affiliates and sublicensees or used by CCD and its Affiliates and sublicensees in providing services to third parties. The royalty rate shall be agreed upon by the parties for each specific Royalty Project before its initiation in accordance with Article 2.4 and shall for Unprotected Royalty Products be fifty percent (50%) of the rate agreed upon for Patent-Protected Royalty Products. If so agreed by the parties at the start of a Royalty Project, for specific Royalty Projects, CCD shall have a non-exclusive license, with the right to grant sublicenses, at a lower royalty rate than would apply to an exclusive license, such lower rate to be specified in the relevant Attachment B.

    6.2 The royalties agreed upon under this Agreement for each Royalty Project shall be payable in each country as follows:

         (a) with respect to sales in each country with patent protection, for the duration of the relevant patent(s), and

         (b) with respect to sales in any country of the world without patent protection, for a duration of seven (7) years from the day of the first commercial introduction of any Unprotected Royalty Product resulting from such Royalty Project.

    6.3 After the first commercial sale of a Royalty Product resulting from a Royalty Project, CCD shall deliver to Ciba, within sixty (60) days after the end of each of CCD's fiscal half-years, a written statement of the amount of royalties due hereunder for such period, by product, and shall make payment of such royalties in United States Dollars. If any amount used in the calculation of royalties is denominated in a currency


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

         other than United States Dollars, such amount shall be translated into United States Dollars in accordance with a method generally recognized and consistently used by CCD in the preparation of its audited financial statements. If governmental regulations prevent remittance from a foreign country with respect to sales made in that country, the obligation under this Agreement to pay royalties in respect of sales in that country shall be suspended (but royalties shall continue to accrue) until such remittances are possible, and Ciba shall have the right, upon giving notice to CCD, to receive payment in that country in the local currency.

    6.4 Ciba shall have the right to have an independent certified public accountant, to which CCD has no reasonable objection, inspect during ordinary business hours relevant books and records of account of CCD, its Affiliates and sublicensees to determine whether appropriate accounting and payment have been made to Ciba, such inspection to be made within one year after the end of the fiscal year to which such books and records relate. Said independent certified public accountant shall treat as confidential all information received in connection with such inspection, and shall disclose to Ciba only whether there has been a royalty underpayment and, if so, the amount thereof. The fees and expenses of such accountant performing such verification shall be borne by Ciba, unless such audit shows an underpayment of seven and one-half percent (7 1/2%) or more. In the case of any sublicense by CCD to any of its Affiliates or third parties, CCD shall be responsible to Ciba for the adherence by such Affiliates and sublicensees to the same obligations as those that apply to CCD under this Agreement. CCD shall keep Ciba informed as to the identity of each Affiliate and third party so sublicensed.

    6.5 In case new applications in Diagnostics of the technology arising from a Royalty Project become possible, which applications could not be identified at the initiation of such Royalty Projects, the parties will agree in good faith on the royalty rates for such applications.

7.  LIABILITY

    CCD shall hold Ciba and its Affiliates and their officers and employees harmless from and against any and all liability, costs, assessments, fines, claims, actions, damages and expenses (including attorney's fees and costs of investigation), including without limitation all product liability claims and damages, arising in relation to the development, manufacture, sublicense, use or sale by CCD of products incorporating the technology resulting from a Royalty Project for use in Diagnostics, provided that nothing herein shall require CCD to indemnify any party against such liability, claims, etc., arising out of the gross negligence or willful misconduct of such party, and provided, further, that any party seeking indemnification hereunder shall promptly notify CCD of any claim for which indemnification may be sought, shall permit CCD to assume the defense of such claim with counsel of CCD's choice and shall cooperate as reasonably requested by CCD in such defense.

8.  INFRINGEMENT OF PATENT RIGHTS OF THIRD PARTIES

    8.1 Ciba makes no representation or warranty that the practice of the technology or manufacture, sale or use of the products resulting from the Royalty Projects in Diagnostics, whether patented or not, does not or will not infringe the rights of any third party.

    8.2 In the event that a third party shall assert that the practice of any of the technology or sale or use of any of the products resulting from a Royalty Project for use in Diagnostics infringes any right of such third party, the party having the knowledge thereof shall forthwith give notice to the other. CCD shall have the exclusive right to defend or otherwise dispose of such claim, provided that CCD shall consult with Ciba regarding such defense or disposition. CCD shall be entitled to offset fifty (50) percent of all reasonable defense costs and all reasonable amounts paid in settlement of such claim, including license fees and royalties under an appropriate license agreement entered into with the third party in connection with such settlement, or paid as damages for which CCD is held liable, against future royalties payable to Ciba under this Agreement.

    8.3 The License Maintenance Fees provided for in Article 5.6 hereof shall not be payable with respect to any Royalty Project during any period when CCD is prevented from practicing the technology arising from such Royalty Project by reason of a claimed infringement of the rights of a third party, and the due date of the first License Maintenance Fee with respect to any Royalty Project shall be deferred to the extent of any delay in CCD's product development plans arising from such claimed infringement. If a claim of infringement affects only some of the applications of such technology, the parties hereto shall negotiate in good faith with respect to an appropriate reduction in the amount of the License Maintenance Fee. If CCD abandons the development of the technology arising out of a Royalty Project because of inability to obtain a license under third party rights necessary to the success of such development, no Strategic Exit Fee or Technical Exit Fee shall be payable to Ciba as a result of such abandonment.

9.  INFRINGEMENT OF PATENT RIGHTS BY THIRD PARTIES

    In the event either party becomes aware that a third party is infringing any patented intellectual property related to technology or products resulting from a Royalty Project for use in Diagnostics, the parties shall confer as to the manner in which they will proceed with respect to such infringement. Ciba shall have the exclusive right to commence and prosecute an action for patent infringement against such infringing party (provided that Ciba shall consult with CCD with respect to such commencement and prosecution), except that CCD shall have the right to commence and prosecute a counterclaim in any suit defended by CCD pursuant to Article 8 hereof (provided that CCD shall consult with Ciba with respect to such commencement and prosecution). If Ciba undertakes such action or CCD asserts such counterclaim, any damages recovered first shall be applied to reimburse such party all expenses of such action not otherwise reimbursed and next shall be paid to Ciba and CCD in proportion to their actual damages upon which such recovery was based. If Ciba fails to commence action to prevent such infringement within ninety (90) days after learning of the facts constituting such infringement, or if Ciba agrees to settle any such action on a basis which would allow such infringement to continue, then CCD shall cease to be obligated to pay royalties in respect of any product or service incorporating technology or products resulting from a Royalty Project until such infringement shall have ceased.

10. CONFIDENTIALITY

    10.1 Ciba and CCD agree that they will each treat as strictly confidential any and all proprietary information and data disclosed by the other party in connection with the subject matter of this Agreement or resulting from their activities hereunder (the "Information") and they will not use such Information or disclose such Information to any third party without the prior written consent of the other party, except as may be required or permitted in the performance of this Agreement or by applicable law.

    10.2 Each party agrees that it will take all reasonable precautions to ensure that it or any of its employees receiving such Information disclosed pursuant to this Agreement will maintain the confidentiality thereof.

    10.3 Both parties agree that Information may be disclosed either orally or in writing. When disclosed in writing, Information will be identified, labelled and stamped as confidential. When disclosed orally, such Information will first be identified as confidential at the time of oral disclosure, with subsequent confirmation in writing within thirty (30) days after such disclosure.

    10.4 It is agreed, however, that such Information:

         (a) which at the time of disclosure is published by a third party or is otherwise in the public domain;

         (b) which after disclosure becomes part of the public domain otherwise than through a breach of this Agreement by the receiving party;

         (c) which was known to the receiving party prior to receipt from the disclosing party, provided that such prior knowledge can be adequately substantiated by documentary evidence antedating the disclosure by the other party;

         (d) which is disclosed to the receiving party by a third party (other than employees or agents of either party) who, in making such Information available to the receiving party, is not in violation of any obligation of confidentiality to the disclosing party under this Agreement;

         (e) which is shown by competent written evidence to be independently developed by the receiving party; or

         (f) which the receiving party is required to divulge either by a court of law or in order to comply with any applicable law or regulation (after providing the disclosing party with reasonable notice of such requirement to divulge and with an opportunity to obtain a protective order), shall not be subject to the provisions of this Agreement.

    10.5 Ciba recognizes the legitimate interest of CCD to publish its Information in the field of Diagnostics. On the other hand, CCD recognizes Ciba's interest that publications be made and lectures be given only to the extent that it has reasonably safeguarded the Information proprietary to Ciba through patent protection or otherwise so that third parties cannot make commercial and/or industrial use of Ciba's findings. For this purpose, CCD shall ensure that Ciba shall have the opportunity to comment in advance on any publication or oral presentation in public including disclosure of any Information of Ciba relating to technology/products resulting from a Royalty Project and that no such publication or presentation shall be made by CCD without Ciba's prior written consent. Ciba shall not unreasonably withhold or delay its consent to such publication or presentation. CCD shall submit to Ciba sixty (60) days in advance its request for such publication or presentation.

11. MATERIAL TRANSFER

    From time to time in connection with the activities contemplated by this Agreement, each party may transfer to the other samples of proprietary materials developed by the providing party. Except as otherwise expressly provided herein or in any applicable license or supply agreement between the parties, such materials and any materials derived therefrom a) shall remain the property of the providing party, b) shall be used only for purposes specified at the time such materials are provided, c) shall not be transferred to any third party without the consent of the party by whom such materials were provided, and d) shall be destroyed or returned to the providing party upon request by the providing party. Unless otherwise agreed in writing with respect to particular materials, the providing party shall have a non-exclusive, royalty-free license to any inventions made by the other party through use of the providing party's proprietary materials, subject to the provisions of this Agreement.

12. TERM OF AGREEMENT

    12.1 Subject to the provisions of Article 3, each party shall have the right to terminate this Agreement upon six (6) months prior written notice.

    12.2 In the event of a termination of this Agreement, all licenses, options and rights of negotiation granted hereunder with respect to Royalty Projects agreed upon during the term hereof shall continue upon and subject to the terms of this Agreement.

13. LIMITATION OF ASSIGNMENT

    This Agreement is personal in nature and neither of the parties shall, without the consent of the other, assign or transfer its rights or obligations hereunder to another company or person, except as herein expressly provided or permitted, except that (a) either party may transfer all or any portion of its rights and obligations to any of its Affiliates which shall agree to be bound by the provisions hereof relating to the assigned rights or obligations, in which event the assigning party shall continue to be responsible for the performance by such Affiliate of its obligations hereunder, and (b) CCD's rights hereunder with respect to Royalty Projects which have been terminated or for which Ciba has proposed that the Technology Transfer Criteria have been satisfied shall be assignable to a successor to substantially the whole of one of its lines of business. In the event that Ciba wishes to transfer the responsibility for conducting the research phase of a Royalty Project to one of its Affiliates, Ciba will first consult with CCD regarding the possible impact of such transfer on the timely completion of the Royalty Project. If CCD believes that CCD itself would be better able to complete such Royalty Project than the Ciba Affiliate to whom Ciba proposes to transfer the Project, Ciba will permit CCD to take over completion of the Royalty Project, and the parties will negotiate in good faith with respect to the terms on which Ciba will transfer to CCD the rights in Diagnostics to the work already completed by Ciba, in accordance with the provisions of
    Article 3.7. Subject to the foregoing provisions of this Section, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assignees.

14. ENTIRE AGREEMENT; MODIFICATION AND WAIVER

    This Agreement is the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior negotiations and agreements, provided that all licenses granted by either party to the other under the 1985 Research Agreement remain in effect. This Agreement may not be modified or amended in any way except by mutual written agreement of the parties. The failure of either party to enforce any provision hereof, or any right hereunder, shall not be construed as a waiver of such provision or right.

 15. GOVERNING LAW; JURISDICTION

    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed and to be fully performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be brought by the parties and heard and determined only in a Delaware state court or a federal court sitting in that State and the parties hereto consent to jurisdiction before and waive any objections to the jurisdiction of any such court.

16. WAIVER OF JURY TRIAL

    Each of the parties of this agreement hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort, or otherwise) arising out of or relating to this Agreement or the actions of any of them in the negotiation, administration, performance and enforcement hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized representatives to execute this Agreement as of the date first above written.


    CIBA CORNING DIAGNOSTICS                          CIBA-GEIGY Limited
         CORP.


    By:  /s/ Richard D. Falb                          By:  /s/ D. Bellus
       ---------------------------------                 --------------------
         Richard D. Falb, Ph.D.                            Prof. D. Bellus
         Senior Vice President, Research                   Head, CRU
         & Development

                                                      and

                                                      By:  /s/ A. Egloff
                                                         --------------------
                                                           Dr. A. Egloff
                                                           Legal Counsel, CRU



    Attachment A               Royalty Projects
    Attachment B               Financial Terms

Royalty Projects to be included in Attachments A and B



1.  [Confidential Treatment Requested] For [Confidential Treatment Requested]

2.  [Confidential Treatment Requested] for [Confidential Treatment Requested]

3.  [Confidential Treatment Requested] for [Confidential Treatment Requested]

4. [Confidential Treatment Requested] Systems for [Confidential Treatment Requested]

Attachment 1                      Confidential
(Royalty Project Agreement)            [Confidential Treatment Requested] for
                                       [Confidential Treatment Requested]

Title:  [Confidential Treatment Requested]             Royalty Project for Ciba
for [Confidential Treatment Requested]                 Corning Diagnostics
[Confidential Treatment Requested]
(cf. Attachments A2 & A3 for other uses of
[Confidential Treatment Requested]
                                                       Status November 1995


Approved by:
                                        Project Management:


__________________   ______________     CCD: [Confidential Treatment Requested]
SVP, R&D, CCD        Head CRU, Ciba
30.11.95             30.11.95           Ciba: [Confidential Treatment Requested]


Working basis agreed upon:  Exclusive




Objective

- Develop expertise and demonstrate feasibility of concepts in the field of analytical methods based on [Confidential Treatment Requested] recognition, advanced [Confidential Treatment Requested] detection schemes and [Confidential Treatment Requested] handling systems.

- Develop and explore functional models of such systems with respect to human diagnostics. Characterize performance range using [Confidential Treatment Requested] representing the following criteria: Assay sensitivity, dynamic range, suitability for low molecular weight analytes, assay format.




Expected Technology Transfer Date:            [Confidential Treatment Requested]




Present Status

Patents:

- Method for the detection of [Confidential Treatment Requested] in the [Confidential Treatment Requested] field of a [Confidential Treatment Requested] Application [Confidential Treatment Requested] contract)

- Method for using an [Confidential Treatment Requested] for the detection of [Confidential Treatment Requested] in the [Confidential Treatment Requested] field of a [Confidential Treatment Requested] Priority:
     [Confidential Treatment Requested] Application [Confidential Treatment Requested] contract)

- Patent application filed for [Confidential Treatment Requested] comprising one or more [Confidential Treatment Requested] used for [Confidential Treatment Requested] contract)

- Method for detection of [Confidential Treatment Requested] in the [Confidential Treatment Requested] field using [Confidential Treatment Requested] for the [Confidential Treatment Requested] detection of several [Confidential Treatment Requested] Ciba)

- [Confidential Treatment Requested] for [Confidential Treatment Requested] of [Confidential Treatment Requested] substances [Confidential Treatment Requested] Ciba)

-   [Confidential Treatment Requested] (Ciba; in preparation)

- Principle design of [Confidential Treatment Requested] configuration for a [Confidential Treatment Requested] system [Confidential Treatment Requested] contract; in preparation by [Confidential Treatment Requested]



Present Status continued

Further know-how

- A [Confidential Treatment Requested] system has been developed and applied in showing advantages under realistic conditions compared to routinely used [Confidential Treatment Requested] such as: [Confidential Treatment Requested] information available, high precision and improved sample handling. Without loss in performance, the same [Confidential Treatment Requested] could be used for up to [Confidential Treatment Requested] measurements.

- [Confidential Treatment Requested] of [Confidential Treatment Requested] has been demonstrated. The obtained [Confidential Treatment Requested] performed exceptionally well and no loss of performance was observed even after [Confidential Treatment Requested] measurement and regeneration cycles.

- The immobilization of [Confidential Treatment Requested] on [Confidential Treatment Requested] demonstrated the possibility to [Confidential Treatment Requested] on [Confidential Treatment Requested]. With model systems, the [Confidential Treatment Requested] could be reduced remarkably compared to conventional [Confidential Treatment Requested].

- For model systems, a significant simplification of [Confidential Treatment Requested] has been achieved using two approaches: a) [Confidential Treatment Requested] systems comprising [Confidential Treatment Requested] and [Confidential Treatment Requested] b) [Confidential Treatment Requested] using [Confidential Treatment Requested] to generate [Confidential Treatment Requested].

- Thorough theoretical and practical understanding of [Confidential Treatment Requested] from the former project [Confidential Treatment Requested] has been successfully transferred to [Confidential Treatment Requested] based [Confidential Treatment Requested] detection schemes.

- [Confidential Treatment Requested] Technology: A [Confidential Treatment Requested] including [Confidential Treatment Requested] and [Confidential Treatment Requested] techniques under clean room conditions as well as [Confidential Treatment Requested] and [Confidential Treatment Requested] characterization methods have been established and applied to thorough characterization. First results are available in [Confidential Treatment Requested] and [Confidential Treatment Requested] production.

- Expertise in development of complex [Confidential Treatment Requested] based on [Confidential Treatment Requested]


Milestones (to be updated twice a year)

Version agreed upon in Meeting of [Confidential     Completion     Responsible
Treatment Requested]


6 Months milestones

-    Finalize the set of selected [Confidential     [Confidential  [Confidential
     Treatment Requested]                           Treatment      Treatment
                                                    Requested]     Requested]

-    Fix the relevant precision data for the        [Confidential  [Confidential
     above assays for [Confidential Treatment       Treatment      Treatment
     Requested] criteria                            Requested]     Requested]

-    Provide SOP and source for [Confidential       [Confidential  [Confidential
     Treatment Requested] materials for the         Treatment      Treatment
     above assays                                   Requested]     Requested]

-    Reevaluate [Confidential Treatment             [Confidential  [Confidential
     Requested] situation on [Confidential          Treatment      Treatment
     Treatment Requested] and [Confidential         Requested]     Requested]
     Treatment Requested]

-    Clarify relations to external partners         [Confidential  [Confidential
     with respect to short-term [Confidential       Treatment      Treatment
     Treatment Requested] supply and long term      Requested]     Requested]
     contracts.

-    Develop system concepts regarding              [Confidential  [Confidential
     [Confidential Treatment Requested] and         Treatment      Treatment
     [Confidential Treatment Requested] and         Requested]     Requested]
     [Confidential Treatment Requested]

-    Design first [Confidential Treatment           [Confidential  [Confidential
     Requested] system                              Treatment      Treatment
                                                    Requested]     Requested]

-    Decide on [Confidential Treatment              [Confidential  [Confidential
     Requested] for

      [Confidential Treatment Requested]            Treatment      Treatment
                                                    Requested]     Requested]

-    Transfer of [Confidential Treatment            [Confidential  [Confidential
     Requested] from CCD to Ciba completed          Treatment      Treatment
                                                    Requested]     Requested]

-    [Confidential Treatment Requested]             [Confidential  [Confidential
     on [Confidential Treatment Requested]          Treatment      Treatment
     for [Confidential Treatment Requested]         Requested]     Requested]


Long term milestones

-    Develop the product concept                    [Confidential  [Confidential
                                                    Treatment      Treatment
                                                    Requested]     Requested]

-    Decision on    [Confidential                   [Confidential  [Confidential
                    Treatment Requested]            Treatment      Treatment
                    material & [Confidential        Requested]     Requested]
                    Treatment Requested]
                    [Confidential Treatment
                    Requested] and
                    [Confidential Treatment
                    Requested] configuration
                    [Confidential Treatment
                    Requested]

-    Transfer of all [Confidential Treatment        [Confidential  [Confidential
     Requested] from CCD to Ciba completed          Treatment      Treatment
                                                    Requested]     Requested]

-    Decide on [Confidential Treatment              [Confidential  [Confidential
     Requested]                                     Treatment      Treatment
                                                    Requested]     Requested]

-    [Confidential Treatment Requested] &           [Confidential  [Confidential
     [Confidential Treatment Requested] for         Treatment      Treatment
     first [Confidential Treatment Requested]       Requested]     Requested]
     available

-    Sample [Confidential Treatment                 [Confidential  [Confidential
     Requested] for [Confidential                   Treatment      Treatment
     Treatment Requested] available                 Requested]     Requested]

-    Decision on [Confidential Treatment            [Confidential  [Confidential
     Requested]                                     Treatment      Treatment
                                                    Requested]     Requested]

-   [Confidential Treatment Requested] on           [Confidential  [Confidential
    [Confidential Treatment Requested]              Treatment      Treatment
    developed/compared with specs.                  Requested]     Requested]

-   Design [Confidential Treatment Requested]       [Confidential  [Confidential
                                                    Treatment      Treatment

                                                    Requested]     Requested]

-    Build [Confidential Treatment Requested]       [Confidential  [Confidential
                                                    Treatment      Treatment
                                                    Requested]     Requested]

-    Transfer of [Confidential Treatment            [Confidential  [Confidential
     Requested] procedures                          Treatment      Treatment
                                                    Requested]     Requested]

-    [Confidential Treatment Requested]             [Confidential  [Confidential
     developed and tested for specs on              Treatment      Treatment
     [Confidential Treatment Requested]             Requested]     Requested]


Ciba:    [Confidential Treatment Requested]
         [Confidential Treatment Requested]
CCD      [Confidential Treatment Requested]


Intellectual property from outside of the Royalty Project to be made available:

Ciba:         [Confidential Treatment Requested]
CCD:          [Confidential Treatment Requested]
Third party:  [Confidential Treatment Requested]


Management

Project Management Meetings twice a year.


Technology Transfer Criteria (Article 5.1)

- A [Confidential Treatment Requested] will have been set-up which is capable of demonstrating assay performance under stable and reproducible conditions. It will include the [Confidential Treatment Requested] and [Confidential Treatment Requested] design, a [Confidential Treatment Requested] system, the [Confidential Treatment Requested] system for [Confidential Treatment Requested] and [Confidential Treatment Requested] and [Confidential Treatment Requested]. It is understood, that the main purpose of the [Confidential Treatment Requested] will be to demonstrate functionality and the main purpose of the [Confidential Treatment Requested] to demonstrate assay performance. Costly and voluminous components, evidently not suitable for CCD's commercial use will not be applied. single source materials and chemicals are to be identified.

- Performance will be demonstrated using the assays and specifications listed below. Multifactorial design experiments will be applied in order to confirm the specs to be fulfilled.

- Performance to specs will be shown for the [Confidential Treatment Requested] jointly as part of the transfer process at least twice.

- [Confidential Treatment Requested] are discussed in the biannual meetings and [Confidential

     Treatment Requested] are included in the overhead slide collections.

- Documentation will be prepared to allow a skilled CCD technician to reproduce the system and its performance in-house or to run a [Confidential Treatment Requested] system physically transferred to CCD. Documentation will include the accumulated experience about common failure modes and reliability problems encountered during the research phase as related to [Confidential Treatment Requested] and [Confidential Treatment Requested].


SPECIFICATIONS

1.  Calibration                   [Confidential Treatment Requested] i.e. to run
                                  [Confidential Treatment Requested]

2.  Sample size                   [Confidential Treatment Requested] per
                                  [Confidential Treatment Requested]

3.  Mode of operation             [Confidential Treatment Requested] or
                                  [Confidential Treatment Requested] to be fixed by the fall meeting [Confidential
                                  Treatment Requested]

4.  Assays per chip               [Confidential Treatment Requested]

5.  Time to result                [Confidential Treatment Requested] min.
                                  preferred)

6.  Samples                       [Confidential Treatment Requested] (will be
                                  [Confidential Treatment Requested] for final product at CCD).

7.  Assay sensitivity             [Confidential Treatment Requested]
                                  demonstrated with [Confidential Treatment
                                  Requested]

8.  Dynamic range                 [Confidential Treatment Requested]
                                  demonstrated with [Confidential Treatment
                                  Requested]

9.  Assay format                  [Confidential Treatment Requested] and
                                  [Confidential Treatment Requested]

10. Low MW analyte                Demonstrated with [Confidential Treatment
                                  Requested]

11. Selectivity                   [Confidential Treatment Requested] to be
                                  decided in [Confidential Treatment Requested]

12. Precision/Reproducibility     To be defined by [Confidential Treatment
                                  Requested] after consulting with [Confidential
                                  Treatment Requested]

13. Experimental control          [Confidential Treatment Requested] of all
    software                      system components/Menu for complete assays

* This spec must be feasibly reachable after development but need not be demonstrated with the [Confidential Treatment Requested]

** Reference assays fulfilling requirements of enclosed assay performance chart will be developed and provided by Chiron Diagnostics as agreed (see milestones).

Title:  [Confidential Treatment Requested]             Royalty Project for Ciba
for [Confidential Treatment Requested]                 Corning Diagnostics
[Confidential Treatment Requested]
(cf. Attachments A2 & A3 for other uses of
[Confidential Treatment Requested]
                                                       Status November 1995


Approved by:
                                         Project Management:


    . . . . . . .       . . . . . . . . CCD:  [Confidential Treatment Requested]
    SVP, R&D, Chiron    Head CRU, Ciba
    15.12.95            15.12.95        Ciba: [Confidential Treatment Requested]

Working basis agreed upon:  Exclusive


Objective

- Based on expertise acquired under program A1, demonstrate feasibility of concepts in the field of [Confidential Treatment Requested] of [Confidential Treatment Requested] advanced [Confidential Treatment Requested] schemes and [Confidential Treatment Requested] systems, with special attention to [Confidential Treatment Requested] system [Confidential Treatment Requested].

- Investigate alternative [Confidential Treatment Requested] concepts based on [Confidential Treatment Requested] interactions for clinical diagnostics. Consider new achievements in [Confidential Treatment Requested] diagnostics [Confidential Treatment Requested]

- Develop and explore functional models of an [Confidential Treatment Requested] for the simultaneous analysis of [Confidential Treatment Requested] (Immuno). Potential usages include: [Confidential Treatment Requested] Detection & [Confidential Treatment Requested] and [Confidential Treatment Requested] Detection & [Confidential Treatment Requested].


Expected Technology Transfer Date:           [Confidential Treatment Requested]


Present Status

Patents:

- Method for the detection of [Confidential Treatment Requested] in the [Confidential Treatment Requested] field of a [Confidential Treatment Requested] Application [Confidential Treatment Requested] contract)

Attachment A2                    Confidential                            Page
(Royalty Project Agreement)
       [Confidential Treatment Requested] for [Confidential Treatment Requested]


- Method for using an [Confidential Treatment Requested] for the detection of [Confidential Treatment Requested] in the [Confidential Treatment Requested] field of a [Confidential Treatment Requested]; Priority [Confidential Treatment Requested] Application [Confidential Treatment Requested] contract)

- Patent application filed for [Confidential Treatment Requested] comprising one or more [Confidential Treatment Requested] used for [Confidential Treatment Requested] contract)

- Method for detection of [Confidential Treatment Requested] in the [Confidential Treatment Requested] field using [Confidential Treatment Requested] for the [Confidential Treatment Requested] detection of several [Confidential Treatment Requested] Ciba)


Patents continued

[Confidential Treatment Requested] for [Confidential Treatment Requested] of [Confidential Treatment Requested] substances [Confidential Treatment Requested] Ciba)

-  [Confidential Treatment Requested] (Ciba; in preparation)

- Principle design of [Confidential Treatment Requested] configuration for a [Confidential Treatment Requested] system [Confidential Treatment Requested] contract; in prepartion by [Confidential Treatment Requested]

Further know-how

- A [Confidential Treatment Requested] system has been developed and applied, showing advantages under realistic conditions compared to routinely used [Confidential Treatment Requested] such as:[Confidential Treatment Requested] information available, high precision and improved sample handling. Without loss in performance, the same [Confidential Treatment Requested] could be used for up to [Confidential Treatment Requested] measurements.

- A detection limit of [Confidential Treatment Requested] moles [Confidential Treatment Requested] labeled [Confidential Treatment Requested] of [Confidential Treatment Requested] binding to protein [Confidential Treatment Requested] on a [Confidential Treatment Requested] has been achieved.

- The principle feasibility of simultaneous assays on [Confidential Treatment Requested] areas [Confidential Treatment Requested] has been demonstrated in model [Confidential Treatment Requested] assay for [Confidential Treatment Requested].

- A first [Confidential Treatment Requested] system will be developed in the module [Confidential Treatment Requested] for [Confidential Treatment Requested] of the Ciba/CCD royalty project (Appendix A-1).

Attachment A2                    Confidential                            Page
(Royalty Project Agreement)
       [Confidential Treatment Requested] for [Confidential Treatment Requested]


- For model systems, a significant simplification of [Confidential Treatment Requested] has been achieved using two approaches: a) [Confidential Treatment Requested] systems comprising [Confidential Treatment Requested] and [Confidential Treatment Requested] b) [Confidential Treatment Requested] using [Confidential Treatment Requested] to generate [Confidential Treatment Requested].

- [Confidential Treatment Requested] Technology: A [Confidential Treatment Requested] including [Confidential Treatment Requested] and [Confidential Treatment Requested] techniques under clean room conditions, as well as [Confidential Treatment Requested] and [Confidential Treatment Requested] characterization methods have been established and applied to thorough characterization. First results are available in [Confidential Treatment Requested] and [Confidential Treatment Requested] production

Milestones (to be updated end of 1997)

Proposed                                      Completion             Responsible

Milestones of Attachment A1 achieved          [Confidential
                                              Treatment
                                              Requested]

Development and evaluation of novel           [Confidential
[Confidential Treatment Requested]            Treatment
concepts for [Confidential Treatment          Requested]
Requested] and spacially [Confidential
Treatment Requested]

Minimum [Confidential Treatment Requested] for model assay determined

Relation between [Confidential Treatment
Requested] and [Confidential Treatment
Requested] between individual [Confidential
Treatment Requested] investigated

Test of different assay formats for           [Confidential
[Confidential Treatment Requested]            Treatment
                                              Requested]

Concept for selection of [Confidential
Treatment Requested] for a sample

[Confidential Treatment Requested] and
[Confidential Treatment Requested] or
different [Confidential Treatment
Requested] developed

Structured [Confidential Treatment Requested] [Confidential

Attachment A2                    Confidential                            Page
(Royalty Project Agreement)
       [Confidential Treatment Requested] for [Confidential Treatment Requested]


optimized                                    Treatment
                                             Requested]

Transfer [Confidential Treatment Requested] and [Confidential Treatment Requested] developed and tested against [Confidential
Treatment Requested] on [Confidential
Treatment Requested] [Confidential Treatment
Requested]

Intellectual property from outside of the Royalty Project to be made available:

Ciba:                [Confidential Treatment Requested]
CCD:                 [Confidential Treatment Requested]
Third party:         [Confidential Treatment Requested]

Management

Project Management Meetings twice a year.

Technology Transfer Criteria (Article 5.1)

Specifications will be re-examined at the end of [Confidential Treatment Requested]. Significant changes to the specs will be accepted through [Confidential Treatment Requested]. Only modest to small changes will be accepted in [Confidential Treatment Requested].

- A [Confidential Treatment Requested] will have been set-up which is capable of demonstrating throughput and assay performance under stable and reproducible conditions. It will include the [Confidential Treatment Requested] and [Confidential Treatment Requested], a [Confidential Treatment Requested] system, the [Confidential Treatment Requested] system for [Confidential Treatment Requested] and detection and experimental control [Confidential Treatment Requested]. It is understood, that the main purpose of the [Confidential Treatment Requested] will be to demonstrate functionality and the main purpose of the [Confidential Treatment Requested] to demonstrate assay performance. Costly and voluminous components, evidently not suitable for CCD's commercial use will not be applied.

- Performance will be demonstrated using the assays and specifications listed below.

Documentation will be prepared to allow a skilled CCD technician to reproduce the system and its performance in-house or to run a [Confidential Treatment Requested] physically transferred to CCD. Documentation will include the accumulated experience about common failure modes and reliability problems encountered during the research phase as related to instrumentation and [Confidential Treatment Requested]

Prototypes/Boundary Assays      [Confidential Treatment Requested] or
--------------------------      [Confidential Treatment Requested]

Specifications
--------------

Attachment A2                    Confidential                            Page
(Royalty Project Agreement)
       [Confidential Treatment Requested] for [Confidential Treatment Requested]


1.  Mode of operation                 [Confidential Treatment Requested] use

2.  Multiplexity                      Up to [Confidential Treatment Requested]
                                      per [Confidential Treatment Requested]
                                      Processing of up to [Confidential
                                      Treatment Requested]

3.  Temperature                       [Confidential Treatment Requested]
                                      temperature [Confidential Treatment
                                      Requested]

4.  Sample size/OED                   [Confidential Treatment Requested]

5.  Time to first results             [Confidential Treatment Requested]

6.  Samples                           [Confidential Treatment Requested]

7.  Assay sensitivity                 [Confidential Treatment Requested]
                                      molecules/Analyte (Input) demonstrated
                                      with [Confidential Treatment Requested]

8.  Dynamic range                     [Confidential Treatment Requested]
                                      detection up to [Confidential Treatment
                                      Requested] required: [Confidential
                                      Treatment Requested] with integrated
                                      dilution (e.g. [Confidential Treatment
                                      Requested] demonstrated with
                                      [Confidential Treatment Requested]

9.  Assay format                      [Confidential Treatment Requested]

10. Fluidics                          [Confidential Treatment Requested] sample
                                      distribution

* This spec must be feasible reachable after development but need not be demonstrated with the [Confidential Treatment Requested]

** Antibodies or antigens from prototype or marketed assays will be made available by Chiron Diagnostics when ever possible in support of the project milestones. In case of unavailability alternate assays will be negotiated.

Attachment A3                    Confidential                            Page
(Royalty Project Agreement)
       [Confidential Treatment Requested] for [Confidential Treatment Requested]


Title:   [Confidential Treatment Requested]     Royal Project for Ciba Corning
for [Confidential Treatment Requested]          Diagnostics

(cf Attachments A1 & A2 for other uses of
[Confidential Treatment Requested]
                                                Status December 1995
--------------------------------------------------------------------------------
Approved by:
                                       Project Management:

                                       CCD: [Confidential Treatment Requested]

                                       Ciba: [Confidential Treatment Requested]

___________________   ___________________
SVP, R&D, CC          Head CRU, Ciba
3.1.96                3.1.96

Working basis agreed upon:  EXCLUSIVE

OBJECTIVE

- Develop expertise and demonstrate feasibility of concepts in the field of [Confidential Treatment Requested] methods based on [Confidential Treatment Requested] recognition, advanced [Confidential Treatment Requested] detection schemes and [Confidential Treatment Requested] systems that are adequate for achieving [Confidential Treatment Requested] limits.

- To build a basis for very high [Confidential Treatment Requested] and [Confidential Treatment Requested] for screening of [Confidential Treatment Requested] panels to be delt with in a follow-up Royalty Project.

- Develop and explore functional models of an [Confidential Treatment Requested] for the simultaneous analysis of [Confidential Treatment Requested]. Potential usages include: [Confidential Treatment Requested] detection and [Confidential Treatment Requested] quantification for the [Confidential Treatment Requested] and the [Confidential Treatment Requested] panel.

EXPECTED TECHNOLOGY TRANSFER DATE:     [Confidential Treatment Requested]

PRESENT STATUS

Patents:
--------

- Method for the detection of [Confidential Treatment Requested] in the [Confidential Treatment Requested] field of a [Confidential Treatment Requested]. Application

Attachment A3                    Confidential                            Page
(Royalty Project Agreement)
       [Confidential Treatment Requested] for [Confidential Treatment Requested]


   [Confidential Treatment Requested] contract).

   Method for using an [Confidential Treatment Requested] for the detection of [Confidential Treatment Requested] in the [Confidential Treatment Requested] field of a [Confidential Treatment Requested]. Priority: Application [Confidential Treatment Requested] contract).

- Patent application filed for [Confidential Treatment Requested], comprising one or more [Confidential Treatment Requested] used for [Confidential Treatment Requested] contract).

- Method for detection of [Confidential Treatment Requested] in the [Confidential Treatment Requested] field using [Confidential Treatment Requested] for the [Confidential Treatment Requested] detection of several [Confidential Treatment Requested] Ciba.

- [Confidential Treatment Requested] for [Confidential Treatment Requested] of [Confidential Treatment Requested] substances [Confidential Treatment Requested] Ciba).

Patents continued

-  [Confidential Treatment Requested] (Ciba; in preparation)

- Principle design of [Confidential Treatment Requested] configuration for a [Confidential Treatment Requested] system [Confidential Treatment Requested] contract; in preparation by [Confidential Treatment Requested].

Further know-how:

- The principle feasibility of [Confidential Treatment Requested] assays on [Confidential Treatment Requested] areas [Confidential Treatment Requested] has been demonstrated in model affinity [Confidential Treatment Requested] and [Confidential Treatment Requested] assays [Confidential Treatment Requested] of [Confidential Treatment Requested] with complementary, [Confidential Treatment Requested] labeled strand).

- A first [Confidential Treatment Requested] system will be developed in the module [Confidential Treatment Requested] for [Confidential Treatment Requested] of the Ciba/CCD royalty project (Appendix A1).

- The [Confidential Treatment Requested] assay system was applied both on [Confidential Treatment Requested] and on [Confidential Treatment Requested]. From a [Confidential Treatment Requested] analysis of the signals obtained at different concentrations, an

Attachment A3                    Confidential                            Page
(Royalty Project Agreement)
       [Confidential Treatment Requested] for [Confidential Treatment Requested]


   expected detection limit in the [Confidential Treatment Requested] range was calculated.

- A detection limit of [Confidential Treatment Requested] binding to [Confidential Treatment Requested] on a [Confidential Treatment Requested] has been achieved.

- Immobilization of [Confidential Treatment Requested] acting as [Confidential Treatment Requested] was performed by [Confidential Treatment Requested] synthesis and using the [Confidential Treatment Requested] system, both on [Confidential Treatment Requested] and on [Confidential Treatment Requested] as [Confidential Treatment Requested]. With [Confidential Treatment Requested] more than [Confidential Treatment Requested] cycles could be performed on [Confidential Treatment Requested] without loss of performance.

- For model systems, a significant simplification of [Confidential Treatment Requested] handling has been achieved using two approaches: A) [Confidential Treatment Requested] system comprising [Confidential Treatment Requested] and [Confidential Treatment Requested] b) [Confidential Treatment Requested] using [Confidential Treatment Requested] to generate [Confidential Treatment Requested] as a [Confidential Treatment Requested].

- [Confidential Treatment Requested] Technology: A [Confidential Treatment Requested] including [Confidential Treatment Requested] and [Confidential Treatment Requested] techniques under clean room conditions, as well as [Confidential Treatment Requested] and [Confidential Treatment Requested] characterization methods have been established and applied to thorough characterization. First results are available in [Confidential Treatment Requested] and [Confidential Treatment Requested] production.

Milestones (to be updated end of 1997)

Proposed                                      Completion             Responsible

Analysis and investigation of current         [Confidential
[Confidential Treatment Requested]            Treatment
quantification assays on compatibility        Requested]
with [Confidential Treatment
Requested] technology

Design and adaption of [Confidential
Treatment Requested] model assays for
the recognition and quantification of
[Confidential Treatment Requested] on
[Confidential Treatment Requested].

Evaluation of sensitivity improvement
by combining [Confidential Treatment
Requested] and [Confidential Treatment
Requested] technology.

Attachment A3                    Confidential                            Page
(Royalty Project Agreement)
       [Confidential Treatment Requested] for [Confidential Treatment Requested]


Development and evaluation of [Confidential   [Confidential
Treatment Requested] concepts for high        Treatment
throughput [Confidential Treatment            Requested]
Requested]and [Confidential Treatment
Requested] and [Confidential Treatment
Requested] chemistry).

Minimum [Confidential Treatment Requested] for model assay determined

Relation between [Confidential Treatment
Requested] and [Confidential Treatment
Requested] between individual
[Confidential Treatment Requested]
investigated.

Establish required technologies for spacially
[Confidential Treatment Requested].

Transfer [Confidential Treatment Requested]

Test of different assay formats for boundary assays.


Intellectual property from outside of the Royalty Project to be made available:

Ciba:         [Confidential Treatment Requested]

CCD:          [Confidential Treatment Requested]

Third party:  [Confidential Treatment Requested] technology
              (Chiron Corporation)

                                                      Above Amendment accepted:
                                                                 April 15, 1996

                                                       ____________  __________

MANAGEMENT

Project Management Meetings twice a year.

TECHNOLOGY TRANSFER CRITERIA  (Article 5.1)

Specifications will be re-examined at the end of [Confidential Treatment Requested]. Significant changes to the specs will be accepted through [Confidential Treatment Requested]. Only modest to small changes will be accepted in [Confidential Treatment Requested].

- A [Confidential Treatment Requested] system will have been set-up which is capable of demonstrating throughput and assay performance under stable and reproducible

Attachment A3                    Confidential                            Page
(Royalty Project Agreement)
       [Confidential Treatment Requested] for [Confidential Treatment Requested]


   conditions. It will include the [Confidential Treatment Requested] and [Confidential Treatment Requested], a [Confidential Treatment
   Requested] delivery system, the [Confidential Treatment Requested] system for [Confidential Treatment Requested] and detection and experimental control [Confidential Treatment Requested]. It is understood, that the main purpose of the [Confidential Treatment Requested] will be to demonstrate functionality and the main purpose of the [Confidential Treatment Requested] to demonstrate assay performance. Costly and voluminous components, evidently not suitable for CCD's commercial use will not be applied.

- Performance will be demonstrated using the assays and specification listed below. [Confidential Treatment Requested] design experiments will be applied in order to confirm the specs to be fulfilled.

- Documentation will be prepared to allow a skilled CCD technician to reproduce the system and its performance in-house or to run a [Confidential Treatment Requested] system physically transferred to CCD. Documentation will include the accumulated experience about common failure modes and reliability problems encountered during the research phase as related to instrumentation and sensor chemistry.

PROTOTYPES/BOUNDARY ASSAYS      [Confidential Treatment Requested] Panel,
                                [Confidential Treatment Requested] for
                                [Confidential Treatment Requested] and
                                [Confidential TreatmentRequested]

Specifications
--------------

1.  Mode of operation                 [Confidential Treatment Requested] use

2.  Multiplexity                      Up to [Confidential Treatment Requested]
                                      per [Confidential Treatment Requested]

3.  Temperature                       [Confidential Treatment Requested]
                                      temperature incubations [Confidential
                                      Treatment Requested] phases during total incubation time)

4.  Sample size/OED                   [Confidential Treatment Requested]
                                      of extracted sample

5.  Time to first results             Up to [Confidential Treatment Requested]
                                      (May require change)

6.  Samples                           [Confidential Treatment Requested] or
                                      [Confidential Treatment Requested]

7.  Assay sensitivity                 [Confidential Treatment Requested]
                                      Analyte (Input)

8.  Dynamic range                     Direct detection of up to [Confidential
                                      Treatment Requested]

9.  Fluidics                          [Confidential Treatment Requested] sample
                                      distribution

PROTOTYPES/BOUNDARY ASSAYS            [CONFIDENTIAL TREATMENT REQUESTED] (HIGH
                                      SENSITIVITY PROTOTYPE) *

Attachment A3                  Confidential                           Page
(Royalty Project Agreement)         [Confidential Treatment Requested]
                                    for[Confidential Treatment Requested]

                               PROTOTYPE)*


Specifications
--------------

1.  Mode of operation        [Confidential Treatment Requested] use

2.  Multiplexity             [Confidential Treatment Requested] per[Confidential
                             Treatment Requested]

3.  Temperature              [Confidential Treatment Requested] temperature
                             incubations

4.  Sample size/OED          [Confidential Treatment Requested] serum/plasma

5.  Time to first results    [Confidential Treatment Requested]

6.  Samples                  [Confidential Treatment Requested]

7.  Assay sensitivity        [Confidential Treatment Requested] molecules

8.  Dynamic range            [Confidential Treatment Requested] (with integrated
                             dilution)

9.  Fluidics                 [Confidential Treatment Requested]

*   [Confidential Treatment Requested] and [Confidential Treatment
    Requested] from prototype or marketed assays will be made available by Chiron Diagnostics whenever possible in support of the project milestones. In case of unavailability alternate assays will be negotiated.

Attachment A4                  Confidential                           Page
(Royalty Project Agreement)         [Confidential Treatment Requested]
                                    for[Confidential Treatment Requested]


Title:  [Confidential Treatment              Royalty Project for Ciba
Requested] Systems for                       Corning Diagnostics
[Confidential Treatment Requested]


                                             Status October 1995
-------------------------------------------------------------------------------
Approved by:                                 Project Management:

                                             CCD:
__________________ _________________
SVP, R&D, CCD      Head CRU, Ciba            Ciba:
15.12.95           15.12.95

Working basis agreed upon: Exclusive


OBJECTIVE

- Development of analytical systems for human diagnostics based on the combination of novel [Confidential Treatment Requested] elements with advanced [Confidential Treatment Requested] and [Confidential Treatment Requested] systems.

- Development of novel or modified functional components [Confidential Treatment Requested] host [Confidential Treatment Requested] for [Confidential Treatment Requested] and [Confidential Treatment Requested] for improved and patent Protected [Confidential Treatment Requested] systems for [Confidential Treatment Requested].


SCOPE OF APPLICATIONS/EXPECTED TECHNOLOGY TRANSFER DATES:

For [Confidential Treatment Requested] and    [Confidential Treatment Requested]
[Confidential Treatment Requested]            in [Confidential Treatment
                                              Requested]

For [Confidential Treatment Requested] and    [Confidential Treatment Requested]
[Confidential Treatment Requested]


[CONFIDENTIAL TREATMENT REQUESTED] MILESTONES

Refill [Confidential Treatment Requested]     [Confidential Treatment Requested]
each for                                      [Confidential Treatment Requested]

Medfield and Basel) and [Confidential         [Confidential Treatment Requested]
Treatment Requested] for Basel                [Confidential Treatment Requested]

Synthesize [Confidential Treatment            [Confidential Treatment Requested]
Requested]

Attachment A4                  Confidential                           Page
(Royalty Project Agreement)         [Confidential Treatment Requested]
                                    for[Confidential Treatment Requested]


                                              [Confidential Treatment Requested]

[Confidential Treatment Requested] testing    [Confidential Treatment Requested]
against specs                                 [Confidential Treatment Requested]

[Confidential Treatment Requested] testing    [Confidential Treatment Requested]
                                              [Confidential Treatment Requested]

Evaluation of [Confidential Treatment         [Confidential Treatment Requested]
Requested] completed                          [Confidential Treatment Requested]

List of [Confidential Treatment Requested]    [Confidential Treatment Requested]
screened and documentation                    [Confidential Treatment Requested]

[Confidential Treatment Requested]            [Confidential Treatment Requested]
inventory returned to [Confidential           [Confidential Treatment Requested]
Treatment Requested]

[Confidential Treatment Requested]            [Confidential Treatment Requested]
inventory shipped to [Confidential            [Confidential Treatment Requested]
Treatment Requested]

Narrow approach from [Confidential            [Confidential Treatment Requested]
Treatment Requested]                          [Confidential Treatment Requested]

Scale up of [Confidential Treatment           [Confidential Treatment Requested]
Requested] for evaluations Treatment          [Confidential Treatment Requested]
Requested]

Supply of [Confidential Treatment             [Confidential Treatment Requested]
Requested] for evaluation [Confidential       [Confidential Treatment Requested]
Treatment Requested]

Scale up for [Confidential Treatment          [Confidential Treatment Requested]
Requested] and [Confidential Treatment        [Confidential Treatment Requested]
Requested]


[CONFIDENTIAL TREATMENT REQUESTED] MILESTONES

Report on [Confidential Treatment             [Confidential Treatment Requested]
Requested] study                              [Confidential Treatment Requested]

Report on study of [Confidential Treatment    [Confidential Treatment Requested]
Requested] using [Confidential Treatment      [Confidential Treatment Requested]
Requested]

Information and documentation for transfer    [Confidential Treatment Requested]
identified                                    [Confidential Treatment Requested]

Attachment A4                  Confidential                           Page
(Royalty Project Agreement)         [Confidential Treatment Requested]
                                    for[Confidential Treatment Requested]


[Confidential Treatment Requested] confirmed  [Confidential Treatment Requested]
                                              [Confidential Treatment Requested]

[Confidential Treatment Requested] study      [Confidential Treatment Requested]
[Confidential Treatment Requested]            [Confidential Treatment Requested]
wrapped up

[Confidential Treatment Requested]            [Confidential Treatment Requested]
formulation optimized                         [Confidential Treatment Requested]

[Confidential Treatment Requested]            [Confidential Treatment Requested]
disclosure                                    [Confidential Treatment Requested]

Decision on continuation of [Confidential     [Confidential Treatment Requested]
Treatment Requested]                          [Confidential Treatment Requested]

Deliver [Confidential Treatment Requested]    [Confidential Treatment Requested]
with [Confidential Treatment Requested]       [Confidential Treatment Requested]

Scale up of [Confidential Treatment           [Confidential Treatment Requested]
Requested] and [Confidential Treatment        [Confidential Treatment Requested]
Requested]


[CONFIDENTIAL TREATMENT REQUESTED] MILESTONES

Deliver [Confidential Treatment Requested]    [Confidential Treatment Requested]
                                              [Confidential Treatment Requested]

Deliver [Confidential Treatment Requested]    [Confidential Treatment Requested]
                                              [Confidential Treatment Requested]

Deliver [Confidential Treatment Requested]    [Confidential Treatment Requested]
                                              [Confidential Treatment Requested]

Refill [Confidential Treatment Requested]     [Confidential Treatment Requested]
containing [Confidential Treatment            [Confidential Treatment Requested]
Requested] for Basel

Refill [Confidential Treatment Requested]     [Confidential Treatment Requested]
containing [Confidential Treatment            [Confidential Treatment Requested]
Requested] for Medfield

Deliver [Confidential Treatment Requested]    [Confidential Treatment Requested]
to Medfield for [Confidential Treatment       [Confidential Treatment Requested]
Requested] testing

Extensive [Confidential Treatment             [Confidential Treatment Requested]
Requested] testing in [Confidential           [Confidential Treatment Requested]
Treatment Requested]

Attachment A4                  Confidential                           Page
(Royalty Project Agreement)         [Confidential Treatment Requested]
                                    for[Confidential Treatment Requested]


Report on [Confidential Treatment             [Confidential Treatment Requested]
Requested] and [Confidential Treatment        [Confidential Treatment Requested]
Requested]

Refill [Confidential Treatment                [Confidential Treatment Requested]
Requested] with [Confidential Treatment       [Confidential Treatment Requested]
Requested]

Comparative data on early response,           [Confidential Treatment Requested]
[Confidential Treatment Requested]            [Confidential Treatment Requested]

Decision on continuation of [Confidential     [Confidential Treatment Requested]
Treatment Requested]                          [Confidential Treatment Requested]

Conclude [Confidential Treatment              [Confidential Treatment Requested]
Requested] Support                            [Confidential Treatment Requested]

[Confidential Treatment Requested]
Milestones (Basel)

Deliver [Confidential Treatment               [Confidential Treatment Requested]
Requested] for research                       [Confidential Treatment Requested]

Deliver [Confidential Treatment               [Confidential Treatment Requested]
Requested] for research                       [Confidential Treatment Requested]

Deliver [Confidential Treatment               [Confidential Treatment Requested]
Requested] with [Confidential Treatment       [Confidential Treatment Requested]
Requested]

[Confidential Treatment Requested]            [Confidential Treatment Requested]
(research quantity)                           [Confidential Treatment Requested]

Deliver [Confidential Treatment               [Confidential Treatment Requested]
Requested] with [Confidential Treatment       [Confidential Treatment Requested]
Requested]

[Confidential Treatment Requested]            [Confidential Treatment Requested]
(research quantity)                           [Confidential Treatment Requested]

Report on [Confidential Treatment             [Confidential Treatment Requested]
Requested] testing                            [Confidential Treatment Requested]

Deliver [Confidential Treatment               [Confidential Treatment Requested]
Requested] with [Confidential Treatment       [Confidential Treatment Requested]
Requested]

[Confidential Treatment Requested]            [Confidential Treatment Requested]
(research quantity)                           [Confidential Treatment Requested]

Attachment A4                  Confidential                           Page
(Royalty Project Agreement)         [Confidential Treatment Requested]
                                    for[Confidential Treatment Requested]


Transfer [Confidential Treatment              [Confidential Treatment Requested]
Requested]                                    [Confidential Treatment Requested]

Report on [Confidential Treatment             [Confidential Treatment Requested]
Requested] testing                            [Confidential Treatment Requested]

Transfer [Confidential Treatment              [Confidential Treatment Requested]
Requested]                                    [Confidential Treatment Requested]

Deliver [Confidential Treatment               [Confidential Treatment Requested]
Requested] with [Confidential Treatment       [Confidential Treatment Requested]
Requested]

[Confidential Treatment Requested]            [Confidential Treatment Requested]
development                                   [Confidential Treatment Requested]

Deliver [Confidential Treatment               [Confidential Treatment Requested]
Requested] with [Confidential Treatment       [Confidential Treatment Requested]
Requested]

[Confidential Treatment Requested] ab)        [Confidential Treatment Requested]
                                              [Confidential Treatment Requested]

Deliver [Confidential Treatment               [Confidential Treatment Requested]
Requested] with [Confidential Treatment       [Confidential Treatment Requested]
Requested]

[Confidential Treatment Requested]            [Confidential Treatment Requested]
or [Confidential Treatment                    [Confidential Treatment Requested]
Requested] development

Deliver [Confidential Treatment               [Confidential Treatment Requested]
Requested] with [Confidential Treatment       [Confidential Treatment Requested]
Requested]

[Confidential Treatment Requested] kilo lab   [Confidential Treatment Requested]
                                              [Confidential Treatment Requested]

Deliver [Confidential Treatment               [Confidential Treatment Requested]
Requested] with [Confidential Treatment       [Confidential Treatment Requested]
Requested]

[Confidential Treatment Requested]            [Confidential Treatment Requested]
or [Confidential Treatment Requested]         [Confidential Treatment Requested]
kilo lab

[Confidential Treatment Requested]
[Confidential Treatment Requested]
[Confidential Treatment Requested]

Attachment A4                  Confidential                           Page
(Royalty Project Agreement)         [Confidential Treatment Requested]
                                    for[Confidential Treatment Requested]


Intellectual property from outside of the Royalty Project to be made available:

Ciba:                         (to be confirmed)

CCD:                          (to be confirmed)

Third party:                  (to be confirmed)


MANAGEMENT

PROJECT MANAGEMENT MEETINGS TWICE A YEAR.

TECHNOLOGY TRANSFER CRITERIA  (ARTICLE 5.1)

1.  SPECIFICATIONS
------------------

All analytes:   According to [Confidential Treatment Requested]

[Confidential Treatment Requested]            [Confidential Treatment Requested]
                                              [Confidential Treatment Requested]
                                              [Confidential Treatment Requested]

[Confidential Treatment Requested]            [Confidential Treatment Requested]
                                              [Confidential Treatment Requested]
                                              [Confidential Treatment Requested]

[Confidential Treatment Requested]            [Confidential Treatment Requested]
                                              [Confidential Treatment Requested]
                                              [Confidential Treatment Requested]

Response time:                                [Confidential Treatment Requested]


2.  PROTOCOLS:
--------------

[Confidential Treatment Requested] performance testing in Basel will be done on [Confidential Treatment Requested] system or the [Confidential Treatment Requested] system in a [Confidential Treatment Requested] mode with [Confidential Treatment Requested] sample solutions, QC materials from the [Confidential Treatment Requested], according to [Confidential Treatment Requested] protocol provided by CCD. All tests to be performed at [Confidential Treatment Requested] on equilibrated [Confidential Treatment Requested] samples will be tested as a challenge but not to demonstrate the specifications. The initial response of the [Confidential Treatment Requested] will be investigated and documented.

Attachment A4                  Confidential                           Page
(Royalty Project Agreement)         [Confidential Treatment Requested]
                                    for[Confidential Treatment Requested]


3.  DOCUMENTATION:
------------------

Performance will be demonstrated using the assays and specifications listed above. Sufficient data will be compiled to allow an assessment of consistency.

Sufficient documentation will be prepared to allow a skilled CCD technician to run the system and to reproduce the assays. Documentation will include the accumulated experience about common failure modes and reliability problems (including the stability of compounds, if tested) encountered during the research phase as related to instrumentation and [Confidential Treatment Requested] chemistry.

A materials list including the supplier, the purity and the available analysis results will be provided for the critical materials of [Confidential Treatment Requested] and [Confidential Treatment Requested] synthesis.

Ciba-Geigy/Ciba Corning Royalty Projects                            3. Jan. 96
Attachment B


EXIT FEES AND ROYALTIES
(All numbers in MM CHF)



PROJECT OR APPLICATION                                 FEES                                            ROYALTY RATE *
----------------------                                 ----                                            --------------

                                        Refer to       Strategic        Technical       License        Exclusive
                                        Attachment     Failure Fee      Failure Fee     Maintenance    License

[Confidential Treatment Requested]         A4          [Confidential    [Confidential   [Confidential  [Confidential
Systems for [Confidential Treatment                    Treatment        Treatment       Treatment      Treatment
Requested]                                             Requested]       Requested]      Requested]     Requested]

[Confidential Treatment Requested] for     A1          [Confidential    [Confidential   [Confidential  [Confidential
                                                       Treatment        Treatment       Treatment      Treatment
                                                       Requested]       Requested]      Requested]     Requested]

[Confidential Treatment Requested] for     A2          [Confidential    [Confidential   [Confidential  [Confidential
                                                       Treatment        Treatment       Treatment      Treatment
                                                       Requested]       Requested]      Requested]     Requested]

[Confidential Treatment Requested] for     A3          [Confidential    [Confidential   [Confidential  [Confidential
                                                       Treatment        Treatment       Treatment      Treatment
                                                       Requested]       Requested]      Requested]     Requested]


*   For products that are within the scope of a patent issued in any Designated
    Country but that are sold in countries where patents are pending or are not filed, the royalty rate shall be [Confidential Treatment Requested] of the rate specified in the table.


Approved by:


______________________________                   _______________________________
SVP, R&D, CCD                                    Head CRU, Ciba


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